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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 15, 1997



                              ASSOCIATED BANC-CORP
             (Exact name of registrant as specified in its charter)



                           Wisconsin 0-5519 39-1098068
       (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification Number)

                  112 North Adams Street, Green Bay, Wisconsin
           (Address of principal executive offices including zip code)



       Registrant's telephone number, including area code: (920) 433-3166



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Item 5.  Other Events

         On September 15, 1997, Associated Banc-Corp ("Associated") and First Financial Corporation ("First Financial") announced that they have received all required regulatory approvals to proceed with their merger announced in May of this year. Associated received approval from the Federal Reserve Board and the Wisconsin Department of Financial Institutions. A press release announcing the receipt of the regulatory approvals is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 7(c).  Exhibits

99.1     Press release, dated September 15, 1997, announcing the approval of all
         required  regulatory   approvals  in  connection  with  the  merger  of
         Associated and First Financial.


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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             ASSOCIATED BANC-CORP
                                             Registrant


                                             By /s/   Brian R. Bodager
                                             Name:    Brian R. Bodager
                                             Title:   Secretary and
                                                      General Counsel


Date:   September 15, 1997


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                                Index to Exhibits


Exhibit No.   Description

99.1 Press release, dated September 15, 1997, announcing the approval of all required regulatory approvals in connection with the merger of Associated and First Financial.


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                                                                  EXHIBIT 99.1

              ASSOCIATED BANC-CORP AND FIRST FINANCIAL CORPORATION
                          RECEIVE REGULATORY APPROVALS

         GREEN BAY, WISC. and STEVENS POINT, WISC., September 15, 1997 - Associated Banc-Corp (NASDAQ/NMS:ASBC) and First Financial Corporation (NASDAQ/NMS:FFHC), announced that they have received all required regulatory approvals to proceed with their merger announced in May of this year.

         Associated received approval from the Federal Reserve Board and the Wisconsin Department of Financial Institutions for its merger with First Financial Corporation.

         The transaction also requires approval by both Associated and First Financial shareholders. Special meetings for the shareholders of each company to act on the transaction have been scheduled for October 27, 1997.

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